                   VAN KAMPEN NEW YORK TAX FREE INCOME FUND,
                     A SERIES OF VAN KAMPEN TAX FREE TRUST

                    SUPPLEMENT DATED NOVEMBER 1, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                       PROSPECTUS DATED JANUARY 30, 2003
                 AS PREVIOUSLY SUPPLEMENTED ON AUGUST 16, 2004

     The Prospectus is hereby supplemented as follows:

     The Board of Trustees of the Fund has approved a reduction of the advisory fee rate schedule of the Fund. Under the new advisory fee rate schedule, the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS   PERCENT PER ANNUM
------------------------   -----------------
First $500 million.......       0.470%
Over $500 million........       0.445%

     The new advisory fee schedule is effective November 1, 2004.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                  NYTF SPT 11/04